UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                DECEMBER 1, 2004



                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


         NEW YORK                     0-15502                  13-3238402
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)      File Number)           Identification No.)


 170 CROSSWAYS PARK DRIVE, WOODBURY, NEW YORK                    11797
  (Address of principal executive offices)                     (Zip Code)


                                 (516) 677-7200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               On December 1, 2004, Comverse Technology, Inc. issued a press release announcing its financial results for the third quarter of fiscal year 2004, ended October 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1 to this report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

     99.1    Press Release of Comverse Technology, Inc., dated December 1, 2004.


               In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.



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
                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMVERSE TECHNOLOGY, INC.


Dated:    December 1, 2004                 /s/ David Kreinberg
                                           -------------------------------------
                                           Name:  David Kreinberg
                                           Title: Executive Vice President
                                                  and Chief Financial Officer







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
                                  EXHIBIT INDEX



Exhibit No.                        Description
-----------                        -----------

 99.1          Press Release, dated December 1, 2004 issued by Comverse
               Technology, Inc.













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